FIRST AMENDMENT TO CREDIT AGREEMENT

	THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of February 15, 1995, is entered into by and among:

	(1)	QUANTUM CORPORATION, a Delaware corporation ("Borrower");

	(2)	Each of the financial institutions listed in Schedule I to the
Credit Agreement referred to in Recital A below, (such financial institutions to be referred to herein collectively as the "Banks");

	(3)	ABN AMRO BANK N.V., San Francisco International Branch ("ABN"),
BARCLAYS BANK PLC ("Barclays") and CIBC INC. ("CIBC"), as managing agents for the Banks (collectively in such capacity, the "Managing Agents");

	(4)	BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, THE FIRST
NATIONAL BANK OF BOSTON, CHEMICAL BANK and THE INDUSTRIAL BANK OF JAPAN,
LIMITED, as co-agents for the Banks; and

	(5)	CANADIAN IMPERIAL BANK OF COMMERCE, as administrative and
collateral agent for the Banks (in such capacities, the "Administrative Agent"); ABN, as syndication agent for the Banks; and Barclays, as documentation agent for the Banks.


RECITALS

	A.	Borrower, the Banks, Managing Agents and Administrative Agent are
parties to a Credit Agreement dated as of October 3, 1994 (the "Credit Agreement").

	B.	Borrower has requested the Banks, Managing Agents and
Administrative Agent to amend the Credit Agreement in certain respects.

	C.	The Banks, Managing Agents and Administrative Agent are willing so to amend the Credit Agreement upon the terms and subject to the conditions set forth below.


AGREEMENT

	NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, the Banks, Managing Agents and Administrative Agent hereby agree as follows:

	1.	Definitions, Interpretation.  All capitalized terms defined above and elsewhere in this Amendment shall be usedherein as so defined. Unless otherwise defined herein, all other capitalized terms used herein shall have the respective meanings given to those terms in the Credit Agreement, as amended by this Amendment. The rules of construction set forth in Section I of the Credit Agreement shall, to the extent not inconsistent with the terms of this Amendment, apply to this Amendment and are hereby incorporated by reference.


	2.	Amendments to Credit Agreement.  Subject to the satisfaction of the conditions set forth in paragraph 5 below, the Credit Agreement is hereby amended as follows:

	(a)	Paragraph 1.01 is amended by changing the definition of "Excluded
Foreign Subsidiary Equipment Transfers" set forth therein to read in its entirety as follows:

	"Excluded Foreign Subsidiary Equipment Transfers" shall mean production equipment used in the manufacture or testing of heads and disk drives which is transferred to a wholly-owned Foreign Subsidiary of Borrower if:

	(a)	(i) Administrative Agent has a first priority perfected security interest (or Similar Lien) in sixty-six percent of the outstanding voting stock of such Foreign Subsidiary as security for the Obligations, (ii) Administrative Agent has a first priority perfected security interest (or Similar Lien) in sixty-six percent of the outstanding voting stock of the immediate parent of such Foreign Subsidiary as security for the Obligations, or (iii) Borrower has a first priority perfected security interest (or Similar
Lien) in all of the outstanding voting stock of such Foreign Subsidiary as security for the Quantum Europe Loan and Administrative Agent has a first priority perfected security interest (or Similar Lien) in such Quantum Europe Loan and underlying security as security for the Obligations; and

	(b)	The net book value of such equipment so transferred during the term of this Agreement does not exceed $80,000,000 in the aggregate.

	(b)	Paragraph 1.01 is further amended by changing the definition of
"Material Subsidiaries" set forth therein to read in its entirety as follows:

	"Material Subsidiaries" shall mean (a) Quantum Europe, Rocky Mountain, Quantum Malaysia, Quantum Holdings and Quantum Holdings (US) and (b) each otherSubsidiary of Borrower which has assets with a total book value greater than $50,000,000; provided, however, that, if Borrower sells all of the Equity Securities held by Borrower in any Subsidiary set forth in clause (a) above pursuant to the terms of this Agreement, such Subsidiary shall cease to be a Material Subsidiary.

	(c)	Paragraph 1.01 is further amended by adding thereto, in the
appropriate alphabetical order, a definition of the term "Quantum Holdings
(US)" to read in its entirety as follows:

	"Quantum Holdings (US)" shall mean Quantum International Holdings, Inc., a corporation to be organized under the laws of the State of Delaware.

	(d)	Subparagraph 2.13(a) is amended by changing clause (vi) thereof to read in its entirety as follows:

    (vi) A Lien Acknowledgement Agreement in the form of Exhibit N, appropriately completed and duly executed by Borrower, Quantum Holdings (US) and Administrative Agent (collectively with any other similar agreement, the "Lien Acknowledgement Agreements").

	(e)	Paragraph 5.01 is amended by adding thereto, immediately following
Subparagraph 5.01(i), a new Subparagraph 5.01(j) to read in its entirety as follows:

	(j)	Ownership of Quantum Holdings (US) and Quantum Holdings.  Borrower
shall at all times own directly all of the outstanding Equity Securities of Quantum Holdings (US). Borrower or Quantum Holdings (US) shall at all times own directly all of the outstanding Equity Securities of Quantum Holdings.

	(f)	Subparagraph 5.02(a) is amended by (i) replacing the period at the end of clause (xviii) thereof with a colon and (ii) adding, on the line after the last line of clause (xviii), a proviso to read in its entirety as follows:

Provided, however, that, notwithstanding the Permitted Indebtedness set forth in clauses (i)-(xviii) above, Quantum Holdings shall not create, incur, assume or permit to exist any Indebtedness, any Guaranty Obligations or any other material liabilities except for Indebtedness of Quantum Holdings to Borrower or any of Borrower's other Subsidiaries to the extent permitted by clause (xv) above.

	(g)	Subparagraph 5.02(c) is amended by changing clause (vi) thereof to read in its entirety as follows:

    (vi)	Sales or other dispositions of assets and property by Borrower to any of Borrower's Subsidiaries or by any of Borrower's Subsidiaries to Borrower or any of its other Subsidiaries, provided that:

	(A)	Any such assets or property which are subject to a Lien in favor of Administrative Agent (except for Excluded Foreign Subsidiary Equipment Transfers) continue to be subject to such Lien with no loss of priority or perfection;

	(B)	Quantum Europe does not sell or dispose of any assets or property to any of Borrower's other Subsidiaries except as otherwise permitted by this Agreement (including the preceding clause (A));

	(C)	In the case of any sale or disposition of assets and property by
Borrower or any of its Domestic Subsidiaries to any of Borrower's Foreign Subsidiaries which is made in connection with any Investment in such Foreign Subsidiary, such Investment is permitted by this Agreement (including clause
(x) of Subparagraph 5.02(e));

	(D)	In the case of the Quantum/Quantum Europe Stock Transfer,
Administrative Agent shall have received, on or prior to the date of such transfer, each item listed in Part A of Schedule 5.02(c)(vi), each in form and substance reasonably satisfactory to the Banks, and with sufficient copies for, Administrative Agent and each Bank; and

	(E)	In the case of the Quantum/Quantum Holdings Stock Transfer,
Administrative Agent shall have received, on or prior to the date of such transfer, each item listed in Part B of Schedule 5.02(c)(vi), each in form and substance reasonably satisfactory to the Banks, and with sufficient copies for, Administrative Agent and each Bank.

	(h)	Subparagraph 5.02(d) is amended by changing clause (ii) thereof to read in its entirety as follows:

    (ii)	Any Subsidiary of Borrower may merge into any other Subsidiary of
Borrower, provided that:

	(A)	The surviving corporation is a Domestic Subsidiary of Borrower which is wholly-owned directly by Borrower; or

	(B)	The surviving corporation is Quantum Holdings or a Foreign
Subsidiary of Quantum Holdings and the disappearing corporation is a Foreign Subsidiary of Quantum Holdings.

	(i)	Subparagraph 5.02(d) is further amended by changing clause (v)
thereof to read in its entirety as follows:

     (v)	In addition to the transactions permitted by clauses (i)-(iv),
Borrower and its Subsidiaries may acquire other assets of other Persons and establish or acquire Subsidiaries, provided that:

	(A)	In the case of the establishment or acquisition of any Domestic
Subsidiary, Borrower or one of its Domestic Subsidiaries establishes or acquires such Subsidiary and grants to Administrative Agent a first priority perfected security interest (or Similar Lien) in all of the Equity Securities of such Subsidiary;

	(B)	In the case of the establishment or acquisition of any Foreign
Subsidiary, either (1) Borrower or one of its Domestic Subsidiaries establishes or acquires such Subsidiary and grants to Administrative Agent a first priority perfected security interest (or Similar Lien) in at least sixty-six percent (66%) of the Equity Securities of such Subsidiary or (2) Quantum Holdings establishes or acquires such Subsidiary and owns such Subsidiary directly (except that Quantum Europe may acquire the stock to be transferred to it pursuant to the Quantum/Quantum Europe Stock Transfer in accordance with clause (vi) of Subparagraph 5.02(c)); and

	(C)	The aggregate cost of all such assets so acquired and all such
Subsidiaries so established or acquired plus the aggregate amount of Investments made by Borrower and its Subsidiaries pursuant to clause (xiv) of Subparagraph 5.02(e) during the term of this Agreement does not exceed $25,000,000.

	(j)	Subparagraph 5.02(e) is amended by changing clause (x) thereof to read in its entirety as follows:

     (x)	Investments by Borrower and its Subsidiaries in each other, except that Investments by Borrower and its Domestic Subsidiaries in Foreign
Subsidiaries shall be limited to the following:

	(A)	The Quantum Europe Loan, provided that (1) such loan is evidenced by the Quantum Europe Note, (2) the outstanding principal amount of such loan does not exceed $50,000,000 at any time, (3) Borrower has a first priority perfected security interest (or Similar Lien) in the accounts of Quantum
Europe, the Quantum Europe Deposit Accounts, inventory of Quantum Europe held by other Subsidiaries of Borrower and all other assets of Quantum Europe as security for such loan (including the stock acquired by Quantum Europe in the Quantum/Quantum Europe Stock Transfer at the time of the completion of such transfer), (4) Administrative Agent has a first priority perfected security interest (or Similar Lien) in such loan and, to the extent it secures such loan, the security therefor for the benefit of the Banks and Agents as security for the Obligations and (5) the terms of such loan and the security therefor are otherwise reasonably acceptable to the Agents on the Closing
Date; and

	(B)	Other Investments by Borrower and its Domestic Subsidiaries in
Foreign Subsidiaries (in addition to the Quantum Europe Loan), provided that
(1) the aggregate amount of all such Investments constituting Indebtedness for borrowed money of Foreign Subsidiaries, purchases of Equity Securities of Foreign Subsidiaries and other capital contributions to Foreign Subsidiaries does not exceed $350,000,000 at any time and (2) if at the end of any fiscal quarter the Indebtedness for borrowed money owed by any Foreign Subsidiary to Borrower and its Domestic Subsidiaries exceeds $10,000,000, (I) such Subsidiary immediately delivers to Borrower a promissory note evidencing such Indebtedness, which note is in the amount of such Indebtedness and in a form reasonably acceptable to the Agents and (II) all steps necessary to grant to Administrative Agent a first priority perfected security interest (or Similar
Lien) in each such note for the benefit of the Banks and Agents as security for the Obligations are taken;

Provided, however, that any Investment in the Equity Securities of any existing or new Foreign Subsidiary otherwise permitted by clause (B) (including capital contributions) shall be permitted only if (1) such Investment is made by Borrower or one of its Domestic Subsidiaries in a Foreign Subsidiary which is directly owned by Borrower or such Domestic Subsidiary and, at the time of such Investment, Administrative Agent is granted (or then has) a first priority perfectedsecurity interest (or Similar
Lien) in at least sixty-six percent (66%) of the Equity Securities of such Foreign Subsidiary or (2) such investment is made by Quantum Holdings in a Foreign Subsidiary which is directly owned by Quantum Holdings;

	(k)	Subparagraph 5.02(f) is amended by changing clause (ii) thereof to read in its entirety as follows:

    (ii)	Any Subsidiary of Borrower may pay dividends to Borrower, Quantum
Holdings (US), Quantum Holdings or Quantum Europe;

	(l)	Subparagraph 5.02(h) is amended to read in its entirety as
follows:

	(h)	Change in Business.  Neither Borrower nor any of its Subsidiaries
shall engage, either directly or indirectly through Affiliates, in any business different in any material respect from its present business or businesses incidental or ancillary thereto. Quantum Holdings (US) shall not engage in any business other than the business of acting as a holding company which owns the Equity Securities of certain of Borrower's Foreign
Subsidiaries.

	(m)	Schedule 4.01(q) is amended by adding thereto, immediately
following the last line thereof, two new entries to read in their entirety as follows:

       Quantum
       International
       Holdings, Inc.      Delaware       common      100   100%

       Quantum Japan
       Procurement
       Center, KK          Japan          common       80   100%

	(n)	The Credit Agreement is further amended by adding thereto,
immediately following Schedule 5.02(b), a new Schedule 5.02(c)(vi), to read in its entirety as set forth in Attachment 1 hereto.

	(o)	Exhibit L is amended by adding to Paragraph 9, immediately
following subparagraph 9(j), a new subparagraph 9(k) to read in its entirety as follows:

(k)	Release of Pledge.

     (i)	Upon the completion of the Quantum/Quantum Europe Stock Transfer in accordance with the Credit Agreement, Administrative Agent shall release the security interest granted to Administrative Agent herein inthe Equity Securities of Digital Equipment Storage Products (Malaysia), Sdn. Bhd., a Malaysian corporation, acquired by Borrower from DEC in the DEC Acquisition on the Closing Date.

    (ii)	Upon the completion of the Quantum/Quantum Holdings Stock Transfer in accordance with the Credit Agreement, Administrative Agent shall release the security interest granted to Administrative Agent herein in the Equity Securities of the following Foreign Subsidiaries of Borrower:

	(A)	Quantum Europe;

	(B)	Quantum Malaysia;

	(C)	Quantum Foreign Sales Corporation, a Barbados corporation;

	(D)	Quantum GmbH, a German corporation;

	(E)	Quantum Peripheral Products, Ltd., a United Kingdom corporation;

	(F)	Quantum France SARL, a French corporation;

	(G)	Quantum Asia Pacific Pte., Ltd., a Singapore corporation;

	(H)	Quantum Japan Corporation, a Japanese corporation;

	(I)	Quantum Peripheral Products (Ireland), Ltd., an Ireland
corporation;

	(J)	Quantum Korea Corporation, a Korean corporation;

	(K)	Quantum Hong Kong, Ltd., a Hong Kong corporation; and

	(L)	PT Digital Equipment Storage Indonesia (to be renamed PT Quantum
Peripherals Indonesia), an Indonesian corporation.

	(p)	Exhibit N is amended to read in its entirety as set forth in
Attachment 3 hereto.

	3.	Amendment to Borrower Pledge Agreement.  Subject to the
satisfaction of the conditions set forth in paragraph 5 below, the Borrower Pledge Agreement is hereby amended in the samemanner as Exhibit L to the Credit Agreement, as set forth in subparagraph 2(o) hereof.

	4.	Representations and Warranties.  Borrower hereby represents and warrants to the Banks and the Agents that the following are true and correct on the date of this Amendment and that, after giving effect to the amendments set forth in paragraph 2 and paragraph 3 above, the following also will be true and correct on the Effective Date (as defined below):

	(a)	The representations and warranties of Borrower and its
Subsidiaries set forth in Paragraph 4.01 of the Credit Agreement and in the other Credit Documents are true and correct in all material respects as if made on such date (except for representations and warranties expressly made as of a specified date, which shall be true and correct as of such date);

	(b)	No Default or Event of Default has occurred and is continuing; and

	(c)	Each of the Credit Documents is in full force and effect.

(Without limiting the scope of the term "Credit Documents," Borrower expressly acknowledges in making the representations and warranties set forth in this paragraph 4 that, on and after the date hereof, such term includes this Amendment.)

	5.	Effective Date.  The amendments effected by paragraph 2 and
paragraph 3 above shall become effective on February 15, 1995 (the "Effective Date"), subject to receipt by Administrative Agent and the Banks on or prior to the Effective Date of the following, each in form and substance satisfactory to Administrative Agent, the Banks and their respective counsel:

	(a)	This Amendment duly executed by Borrower, each Bank and Agent;

	(b)	A letter in the form of Exhibit A hereto, dated the Effective Date and duly executed by each Subsidiary which has executed a Subsidiary Security Agreement;

	(c)	A Certificate of the Secretary of Borrower, dated the Effective
Date, certifying that (i) the Certificate of Incorporation and Bylaws of Borrower, in the form delivered to Agent on the Closing Date, are in full force and effect and have not been amended, supplemented, revoked or repealed since such date and (ii) that attached thereto are true and correct copies of resolutions duly adopted by the Board of Directors of Borrower and continuing in effect, which authorize the execution, delivery and performance by Borrower of this Amendment and the consummation of the transactions contemplated hereby;

	(d)	A favorable written opinion of Cooley, Godward, Castro, Huddleston
& Tatum, counsel to Borrower, dated the Effective Date, addressed to the Administrative Agent for the benefit of the Agents and the Banks, covering such legal matters as Agents may reasonably request and otherwise in form and substance satisfactory to the Agents; and

	(e)	Such other evidence as any Agent or any Bank may reasonably
request to establish the accuracy and completeness of the representations and warranties and the compliance with the terms and conditions contained in this Amendment and the other Credit Documents.

	6.	Effect of this Amendment.  On and after the Effective Date, each reference in the Credit Agreement and the other Credit Documents to the Credit Agreement and the Borrower Pledge Agreement shall mean the Credit Agreement and the Borrower Pledge Agreement as amended hereby. Except as specifically amended above, (a) the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed and (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of the Banks or Agent, nor constitute a waiver of any provision of the Credit Agreement or any other Credit Document.

	7.	Expenses.  Pursuant to Section 8.02 of the Credit Agreement,
Borrower shall pay all reasonable fees and expenses payable to third parties, including reasonable attorneys' fees and expenses, incurred by Agents in connection with the preparation, negotiation, execution and delivery of this Amendment and the additional Credit Documents.

	8.	Miscellaneous.

	(a)	Counterparts.  This Amendment may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

	(b)	Headings.  Headings in this Amendment are for convenience of reference only and are not part of the substance hereof.

	(c)	Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules.

[The next page is the first signature page.]
	IN WITNESS WHEREOF, Borrower, the Banks and Agents have caused this Amendment to be executed as of the day and year first above written.


BORROWER:					QUANTUM CORPORATION


						By:\s\ JOSEPH T. RODGERS
						EXECUTIVE VP, FINANCE & SECRETARY



MANAGING AGENTS:				ABN AMRO BANK N.V., San Francisco
						International Branch,
						As a Managing Agent


						By:___________________________
						   Name:______________________
						   Title:_____________________


						By:___________________________
						   Name:______________________
						   Title:_____________________



						BARCLAYS BANK PLC,
						As a Managing Agent


						By:___________________________
						   Name:______________________
						   Title:_____________________



						CIBC INC.,
						As a Managing Agent


						By:___________________________
						   Name:______________________
						   Title:_____________________

ADMINISTRATIVE AGENT:		CANADIAN IMPERIAL BANK OF COMMERCE,
						As Administrative Agent


						By:___________________________
						   Name:______________________
						   Title:_____________________




BANKS:					ABN AMRO BANK N.V., San Francisco
						International Branch,
						As a Bank


						By:___________________________
						   Name:______________________
						   Title:_____________________


						By:___________________________
						   Name:______________________
						   Title:_____________________



						BARCLAYS BANK PLC,
						As a Bank


						By:___________________________
						   Name:______________________
						   Title:_____________________


						By:___________________________
						   Name:______________________
						   Title:_____________________



						CIBC INC.,
						As a Bank


						By:___________________________
						   Name:______________________
						   Title:_____________________


						BANK OF AMERICA NATIONAL TRUST &
						SAVINGS ASSOCIATION,
						As a co-agent and as a Bank


						By:___________________________
						   Name:______________________
						   Title:_____________________



						CHEMICAL BANK,
						As a co-agent and as a Bank


						By:___________________________
						   Name:______________________
						   Title:_____________________



						THE FIRST NATIONAL BANK OF BOSTON,
						As a co-agent and as a Bank



						By:___________________________
						   Name:______________________
						   Title:_____________________



						THE INDUSTRIAL BANK OF JAPAN,
						LIMITED,
						As a co-agent and as a Bank


						By:___________________________
						   Name:______________________
						   Title:_____________________



						THE BANK OF NOVA SCOTIA,
						As a Bank


						By:___________________________
						   Name:______________________
						   Title:_____________________



						FLEET BANK OF MASSACHUSETTS, N.A.,
						As a Bank


						By:___________________________
						   Name:______________________
						   Title:_____________________



						THE LONG-TERM CREDIT BANK OF JAPAN,
						LTD.,
						As a Bank


						By:___________________________
						   Name:______________________
						   Title:_____________________



						THE NIPPON CREDIT BANK, LTD.,
						As a Bank


						By:___________________________
						   Name:______________________
						   Title:_____________________


						By:___________________________
						   Name:______________________
						   Title:_____________________



						SANWA BANK CALIFORNIA,
						As a Bank


						By:___________________________
						   Name:______________________
						   Title:_____________________



						SHAWMUT BANK, N.A.,
						As a Bank


						By:___________________________
						   Name:______________________
						   Title:_____________________



						THE SUMITOMO BANK, LIMITED,
						As a Bank


						By:___________________________
						   Name:______________________
						   Title:_____________________


						By:___________________________
						   Name:______________________
						   Title:_____________________



						UNION BANK,
						As a Bank


						By:___________________________
						   Name:______________________
						   Title:_____________________

ATTACHMENT 1

SCHEDULE 5.02(c)(vi)

PART A

CONDITIONS TO QUANTUM/QUANTUM EUROPE STOCK TRANSFER


	(1)	Evidence of the Quantum/Quantum Europe Stock Transfer, including copies of all documents, instruments and agreements effecting such transfer;

	(2)	Such instruments, agreements, filings, notices, registrations, certificates and other documents as Agents and their counsel may determine are necessary to grant to Borrower and evidence a first priority security interest (or Similar Lien) in the Equity Securities of Digital Equipment Storage Products (Malaysia), Sdn. Bhd., a Malaysian corporation, acquired by Quantum Europe in the Quantum/Quantum Europe Stock Transfer to secure the Quantum Europe Note, each where appropriate duly executed by Quantum Europe, Borrower and other Subsidiaries of Borrower and notarized under applicable law;

	(3)	Such instruments, agreements, filings, notices, registrations, certificates and other documents as Agents and their counsel may determine are necessary to grant to Administrative Agent and evidence a first priority security interest (or Similar Lien) in Borrower's security interest in the Equity Securities referred to in item 2 above, each where appropriate duly executed by Quantum Europe, Borrower and other Subsidiaries of Borrower and notarized under applicable law;

	(4)	The stock certificates representing all of the Equity Securities referred to in item 2 above, together with undated stock powers duly executed by Quantum Europe, in blank and attached thereto; and

	(5)	Favorable written opinions from each of the following counsel for
Borrower, each dated the date of the Quantum/Quantum Europe Stock Transfer, addressed to the Administrative Agent for the benefit of the Agents and the Banks, covering such legal matters as Agents may reasonably request and otherwise in form and substance satisfactory to the Agents:

	(a)	Cooley, Godward, Castro, Huddleston & Tatum, California, United
States counsel for Borrower;

	(b)	Baker & McKenzie, Swiss counsel for Borrower; and

	(c)	Baker & McKenzie, Malaysian counsel for Borrower.

PART B

CONDITIONS TO QUANTUM/QUANTUM HOLDINGS STOCK TRANSFER


	(1)	Evidence of the Quantum/Quantum Holdings Stock Transfer, including copies of all documents, instruments and agreements effecting such transfer;

	(2)	Evidence of the transfer to Quantum Holdings (US) by Borrower of all Equity Securities of Quantum Holdings owned by Borrower, including copies of all documents, instruments and agreements effecting such transfer;

	(3)	A Lien Acknowledgement Agreement pursuant to which Quantum
Holdings (US) acknowledges the security interest of Administrative Agent in sixty-six percent (66%) of the Equity Securities of Quantum Holdings transferred to Quantum Holdings (US), duly executed by Borrower, Quantum Holdings (US) and Administrative Agent;

   	(4)	Such Uniform Commercial Code financing statements (appropriately completed and executed) for filing in such jurisdictions as the Agents may request to perfect and evidence the Liens granted to Administrative Agent in sixty-six percent (66%) of the Equity Securities of Quantum Holdings and all of the Equity Securities of Quantum Holdings (US);

	(5)	Uniform Commercial Code search certificates from the jurisdictions in which Uniform Commercial Code financing statements are to be filed pursuant to item 4 above reflecting no other financing statements or filings which evidence Liens of other Persons in the Equity Securities of Quantum Holdings and Quantum Holdings (US) which are prior to the Liens granted to Administrative Agent in the Credit Agreement, the Security Documents and the other Credit Documents;

	(6)	The stock certificates representing all of the Equity Securities of Quantum Holdings (US), together with undated stock powers duly executed by Borrower, in blank and attached thereto;

	(7)	The stock certificates representing sixty-six percent (66%) of the
Equity Securities of Quantum Holdings, together with (a) undated stock powers duly executed by Borrower, in blank and attached thereto and (b) undated stock powers duly executed by Quantum Holdings (US), in blank and attached thereto;

	(8)	Such other documents, instruments and agreements as Agents may reasonably request to establish and perfect the Liens granted to Administrative Agent in sixty-six percent (66%) of the Equity Securities of Quantum Holdings and all of the Equity Securities of Quantum Holdings (US), including, without limitation, a pledge agreement executed by Quantum Holdings
(US);

	(9)	Such other evidence as Agents may request to establish that the
Liens granted to Administrative Agent in the Equity Securities of Quantum Holdings and Quantum Holdings (US) are perfected and prior to the Liens of other Persons in such Collateral; and

	(10)	Favorable written opinions from each of the following counsel for
Borrower, each dated the date of the Quantum/Quantum Holdings Stock Transfer, addressed to the Administrative Agent for the benefit of the Agents and the Banks, covering such legal matters as Agents may reasonably request and otherwise in form and substance satisfactory to the Agents:

	(a)	Cooley, Godward, Castro, Huddleson & Tatum, California, United
States counsel for Borrower; and

	(b)	Baker & McKenzie, Dutch counsel for Borrower.

ATTACHMENT 2

EXHIBIT N

LIEN ACKNOWLEDGEMENT AGREEMENT


	THIS LIEN ACKNOWLEDGEMENT AGREEMENT, dated as of __________, 19__, is entered into by and among:

	(1)	QUANTUM CORPORATION, a Delaware corporation ("Borrower");

	(2)	_____________________________________, a ______________
corporation ("Subsidiary"); and

	(3)	CANADIAN IMPERIAL BANK OF COMMERCE, a Canadian banking
corporation, acting as administrative and collateral agent (jointly in such capacities, "Administrative Agent") for the financial institutions which are from time to time parties to the Credit Agreement referred to in Recital A below (collectively, the "Banks").


RECITALS

	A.	Pursuant to a Credit Agreement, dated as of October 3, 1994 (as amended from time to time, the "Credit Agreement"), among Borrower, the Banks, ABN AMRO Bank N.V., San Francisco International Branch, Barclays Bank PLC and CIBC Inc., as managing agents for the Banks, and Administrative Agent, the Banks have agreed to extend certain credit facilities to Borrower upon the terms and subject to the conditions set forth therein. Pursuant to the terms of the Credit Agreement, Borrower has executed that certain Borrower Pledge Agreement dated as of October 3, 1994 (as amended from time to time, the "Borrower Pledge Agreement") which pledges to Administrative Agent and grants to Administrative Agent a security interest in, among other property, certain stock and other equity securities which are now owned or hereafter acquired by Borrower (collectively, as defined in the Borrower Pledge Agreement, the "Pledged Shares").

	B.	Borrower now wishes to transfer to Subsidiary and Subsidiary wishes to acquire certain of the Pledged Shares consisting of ___________ of _______________, a ____________ (the "Designated Pledged Shares").
Administrative Agent and the Banks have consented to such transfer provided that such transfer and acquisition are made subject to the security interest in favor of Administrative Agent as provided herein.

AGREEMENT

	NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt andadequacy of which are hereby acknowledged, Borrower and Subsidiary hereby agree with Administrative Agent, for the ratable benefit of the Banks and the Agents, as follows:

	1.	Definitions and Interpretation.  When used in this Security
Agreement, the following terms shall have the following respective meanings:

	"Administrative Agent" shall have the meaning given to that term in the introductory paragraph hereof.

	"Banks" shall have the meaning given to that term in the introductory paragraph hereof.

	"Borrower" shall have the meaning given to that term in the introductory paragraph hereof.

	"Borrower Pledge Agreement" shall have the meaning given to that term in Recital A hereof.

	"Credit Agreement" shall have the meaning given to that term in Recital
A hereof.

	"Designated Pledged Shares" shall have the meaning given to that term in Recital B hereof.

 	"Obligations" shall mean and include all loans, advances, debts, liabilities and obligations, howsoever arising, owed by Borrower to any Agent or any Bank of every kind and description (whether or not evidenced by any note or instrument and whether or not for the payment of money), direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising pursuant to the terms of the Credit Agreement or any of the other Credit Documents, including without limitation all interest, fees, charges, expenses, attorneys' fees and accountants' fees chargeable to Borrower or payable by Borrower thereunder.

	"Pledged Shares" shall have the meaning given to that term in the Borrower Pledge Agreement.

	"Subsidiary" shall have the meaning given to that term in the introductory paragraph hereof.

	"UCC" shall mean the Uniform Commercial Code as in effect in the State of California from time to time.

Unless otherwise defined herein, all other capitalized terms used herein and defined in the Credit Agreement shall have the respective meanings given to those terms in the Credit Agreement, and all terms defined in the UCC shall have the respective meanings given to those terms in the UCC. The rules of construction set forth in Section I of the Credit Agreement shall, to the extent not inconsistent with the terms of this LienAcknowledgement Agreement, apply to this Lien Acknowledgement Agreement and are hereby incorporated by reference. Subsidiary acknowledges receipt of a copy of the Credit Agreement and the Borrower Pledge Agreement.

	2.	Lien Acknowledgement.  Borrower and Subsidiary hereby acknowledge the security interest of Administrative Agent in the Designated Pledged Shares and agree that all transfers by Borrower to Subsidiary and all acquisitions by Subsidiary from Borrower of Designated Pledged Shares are subject to the security interest of Administrative Agent in such Designated Pledged Shares. Subsidiary further acknowledges that its acquisition and ownership of the Designated Pledged Shares is subject to the due, timely and complete performance of all obligations and duties of Borrower under the Borrower
Pledge Agreement and acknowledges the rights and remedies of Administrative
Agent under the Borrower Pledge Agreement with respect to, in each case, all Designated Pledged Shares acquired by Subsidiary. Subsidiary expressly agrees to be bound by the terms of the Borrower Pledge Agreement with respect to all Designated Pledged Shares acquired by Subsidiary in the same manner as Borrower as if Subsidiary was a party thereto. Without limiting the generality of the foregoing, Subsidiary acknowledges and agrees that, upon the occurrence and during the continuance of an Event of Default, Administrative Agent shall be entitled to foreclose its interest in the Designated Pledged Shares pursuant to the Borrower Pledge Agreement and to acquire the Designated Pledged Shares or convey them to a third party purchaser at such foreclosure sale free and clear of any interest of Borrower or Subsidiary therein.

	3.	Further Assurances.  Borrower and Subsidiary shall deliver to
Administrative Agent such instruments, agreements, filings, notices, registrations, certificates, opinions and other documents and take such other actions as Administrative Agent may reasonably determine are necessary to continue, perfect, maintain, protect and evidence the security interest of Administrative Agent in all Designated Pledged Shares after any acquisition thereof by Subsidiary.

	4.	Representations and Warranties.  Borrower and Subsidiary each represent and warrant to the Banks and Agents as follows:

	(a)	Such Person is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation.

	(b)	The execution, delivery and performance by such Person of this
Lien Acknowledgement Agreement are within the corporate power of such Person and have been duly authorized by all necessary corporate actions on the part of such Person.

	(c)	This Lien Acknowledgement Agreement has been duly executed and delivered by such Person and constitute the legal, valid and binding obligations of such Person, enforceable against it in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights generally and general principles of equity (regardless of whether considered in a proceeding in equity or at law).

	(d)	The execution, delivery and performance by such Person of this
Lien Acknowledgement Agreement do not (i) violate any Requirement of Law applicable to such Person, (ii) contravene any material Contractual Obligation of such Person which could reasonably be expected to have a Material Adverse Effect or (iii) result in the creation or imposition of any Lien upon any of the Designated Pledged Shares (except for the security interest therein granted in the Borrower Pledge Agreement to Administrative Agent).

	(e)	No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Authority or other Person (including, without limitation, the shareholders of any Person) is required in connection with the execution, delivery and performance of this Lien Acknowledgement Agreement, except such consents, approvals, orders, authorizations, registrations, declarations and filings that are so required and which have been obtained and are in full force and effect.

	5.	Miscellaneous.

	(a)	Notices.  Except as otherwise specified herein, all notices, requests, demands, consents, instructions or other communications to or upon Borrower, Subsidiary or Administrative Agent under this Lien Acknowledgement Agreement shall be in writing and faxed, mailed or delivered to Borrower, Subsidiary or Administrative Agent at its respective facsimile number or address set forth below (or to such other facsimile number or address for any party as indicated in any notice given by that party to the other party). All such notices and communications shall be effective (i) when sent by Federal Express or other overnight service of recognized standing, on the second Business Day following the deposit with such service; (ii) when mailed, first class postage prepaid and addressed as aforesaid through the United States Postal Service, upon receipt; (iii) when delivered by hand, upon delivery; and
(iv) when faxed, upon confirmation of receipt.

		Borrower:		Quantum Corporation
					500 McCarthy Boulevard
					Milpitas, CA 95035
					Attn: Joseph T. Rodgers,
						 Executive Vice President Finance
						 and Secretary
					Telephone:  (408) 894-4212
					Facsimile:  (408) 894-3223

		Subsidiary:	________________________
					c/o Quantum Corporation
					500 McCarthy Boulevard
					Milpitas, CA 95035
					Attn: Joseph T. Rodgers,
						 Executive Vice President Finance
						 and Secretary
					Telephone:  (408) 894-4212
					Facsimile:  (408) 894-3223

		Administrative
		Agent:		Canadian Imperial Bank of Commerce
					425 Lexington Avenue
					New York, New York  10017
					Attn:  Arlene Tellerman, Syndications
					Telephone:  (212) 856-3695
					Facsimile:  (212) 856-3799

	(b)	Waivers; Amendments.  Any term, covenant, agreement or condition of this Lien Acknowledgement Agreement may be amended or waived, subject to the terms of the Credit Agreement, if such amendment or waiver is in writing and is signed by Borrower, Subsidiary and Administrative Agent. No failure or delay by Administrative Agent in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right. Unless otherwise specified in any such waiver or consent, a waiver or consent given hereunder shall be effective only in the specific instance and for the specific purpose for which given.

	(c)	Successors and Assigns.  This Lien Acknowledgement Agreement shall be binding upon and inure to the benefit of Administrative Agent, Borrower, Subsidiary, the Banks and the other Agents and their respective successors and assigns; provided, however, that Administrative Agent, Borrower, Subsidiary, the Banks and the other Agents may sell, assign and delegate their respective rights and obligations hereunder only as permitted by the Credit Agreement.
The Banks and the Agents may disclose this Lien Acknowledgement Agreement as provided in the Credit Agreement.

	(d)	Partial Invalidity.  If at any time any provision of this Lien
Acknowledgement Agreement is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, neither the legality, validity orenforceability of the remaining provisions of this Lien Acknowledgement Agreement nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

	(e)	Cumulative Rights, etc.  The rights, powers and remedies of
Administrative Agent under this Lien Acknowledgement Agreement shall be in addition to all rights, powers and remedies given to Administrative Agent, the Banks and the other Agents by virtue of any applicable Governmental Rule, the Credit Agreement or any other Credit Document, all of which rights, powers, and remedies shall be cumulative and may be exercised successively or concurrently without impairing Administrative Agent's rights hereunder. Borrower and Subsidiary waive any right to require Administrative Agent, any Bank or any other Agent to proceed against any Person or to exhaust any Designated Pledged Shares or to pursue any remedy in Administrative Agent's, Bank's or any other Agent's power.

	(f)	Payments Free of Taxes, Etc.  All payments made by Borrower or
Subsidiary under this Lien Acknowledgement Agreement shall be made by Borrower or Subsidiary free and clear of and without deduction for any and all present and future taxes, levies, charges, deductions and withholdings (except as otherwise provided in the Credit Agreement). In addition, Borrower and Subsidiary shall pay upon demand any stamp or other taxes, levies or charges of any jurisdiction with respect to the execution, delivery, registration, performance and enforcement of this Lien Acknowledgement Agreement. Upon request by Administrative Agent, Borrower and Subsidiary shall furnish evidence satisfactory to Administrative Agent that all requisite authorizations and approvals by, and notices to and filings with, governmental authorities and regulatory bodies have been obtained and made and that all requisite taxes, levies and charges have been paid.

	(g)	Borrower and Subsidiary's Continuing Liability. Notwithstanding
any provision of this Lien Acknowledgement Agreement or any other Credit Document or any exercise by Administrative Agent of any of its rights hereunder or thereunder (including, without limitation, any right to collect or enforce any Designated Pledged Shares), (i) each of Borrower and Subsidiary shall remain severally liable to perform their respective obligations and duties in connection with the Designated Pledged Shares owned by it
(including, without limitation, all agreements relating to such Designated Pledged Shares) and (ii) neither Administrative Agent, any Agent nor any Bank shall assume or be considered to have assumed any liability to perform such obligations and duties or to enforce any of Borrower or Subsidiary's rights in connection with the DesignatedPledged Shares (including, without limitation, all agreements relating to the Designated Pledged Shares).

	(h)	Attorneys' Fees.  In the event of any legal action, including any judicial proceeding, arbitration or other proceeding, to enforce or interpret any provision of this Lien Acknowledgement Agreement, the prevailing party shall be entitled to recover its reasonable attorneys' fees and other costs incurred from the losing party.

	(i)	Governing Law.  This Lien Acknowledgement Agreement shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules (except to the extent otherwise provided in the UCC).

	(j)	Jury Trial.  EACH OF BORROWER, SUBSIDIARY AND ADMINISTRATIVE
AGENT, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY AS TO ANY ISSUE RELATING HERETO IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM ARISING OUT OF OR RELATING TO ANY CREDIT DOCUMENT.

	(k)	Counterparts.  This Lien Acknowledgement Agreement may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

	IN WITNESS WHEREOF, Borrower, Subsidiary and Administrative Agent have caused this Lien Acknowledgement Agreement to be executed as of the day and year first above written.

						QUANTUM CORPORATION


						By:
						   Name:
						   Title:


						_________________________________


						By:
						   Name:
						   Title:


						CANADIAN IMPERIAL BANK OF COMMERCE


						By:
						   Name:
						   Title:

EXHIBIT A

PLEDGOR CONSENT LETTER


[__________], 1995


TO:	CANADIAN IMPERIAL BANK OF COMMERCE,
Acting as administrative and collateral agent (jointly in such capacities, "Administrative Agent") for the financial institutions which are from time to time parties to the Credit Agreement referred to below (collectively, the "Banks")


	1.	Reference is made to the following:

	(a)	The Credit Agreement, dated as of October 3, 1994 (as amended from time to time, the "Credit Agreement"), among Quantum Corporation ("Borrower");
the Banks; ABN AMRO Bank N.V., San Francisco International Branch, Barclays
Bank PLC and CIBC Inc., as managing agents for the Banks (collectively in such capacity, the "Managing Agents"); and Administrative Agent;

	(b)	The Security Agreement dated as of October 3, 1994 (the
"Subsidiary Security Agreement") executed by the undersigned ("Subsidiary") and Administrative Agent; and

	(c)	The First Amendment to Credit Agreement dated as of [______], 1995
(the "First Amendment") among Borrower, the Banks, the Managing Agents and Administrative Agent.

	2.	Subsidiary hereby consents to the First Amendment. Subsidiary expressly agrees that such amendment shall in no way affect or alter the rights, duties, or obligations of Subsidiary, the Banks, any of the Managing Agents or Administrative Agent under the Guaranty.

	3.	From and after the date hereof, the term "Credit Agreement" as used in the Subsidiary Security Agreement shall mean the Credit Agreement, as amended by the First Amendment.

	4.	Subsidiary's consent to the First Amendment shall not be construed
(i) to have been required by the terms of the Subsidiary Security Agreement or any other document, instrument or agreement relating thereto or (ii) to require the consent of Subsidiary in connection with any future amendment of the Credit Agreement or any other Credit Document.

	IN WITNESS WHEREOF, Subsidiary has executed this Pledgor Consent Letter as of the day and year first written above.


					[________________]


					By: ____________________________
					    Name:_______________________
					    Title:______________________